Summary Prospectus Supplement dated June 24, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C and Y shares of the Fund listed below:
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Effective June 28, 2011 the following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Thomas Byron	Portfolio Manager	2011
Robert Stryker	Portfolio Manager	2011
Stephen Turman	Portfolio Manager	2011
Julius Williams	Portfolio Manager	2010 (predecessor fund 2009)
Robert Wimmel	Portfolio Manager	2010 (predecessor fund 2007)”